Contingencies, commitments and restrictions on the distribution of profits - Restrictions to the distribution of profits and payment of dividends (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Contingencies, commitments and restrictions on the distribution of profits
Share capital	$ 163,223	$ 160,022	$ 160,022
Share premium	183,430	180,486	180,486
Reserve for own shares	6,145
Legal reserves	176	176	176
Free distributable reserves	378,910	385,055	385,055
Non-distributable reserves	1,351,883	1,351,883	1,351,883
Retained earnings	(60,392)	(78,497)	(72,231)
Total equity in accordance with Luxembourg law	$ 2,023,375	$ 1,999,125	$ 2,005,391